                                                                    Exhibit 99.2

Item 7 - Financial Statements and Exhibits

A. Effective May 1, 1998, Optical Security Group, Inc. ("OpSec") acquired substantially all of the assets of Advantage Technology, Inc. ("ATI") based in Lancaster, Pennsylvania. The purchase price, including acquisition costs, was approximately $4.5 million, including common shares of the Company valued at $2 million (before discount), cash of $2 million and assumption of $452,000 in debt obligations. The purchase price is subject to certain adjustments based on achieving certain revenue and earnings targets.

The Company completed a private placement by June 30, 1998 in which it issued $4,030,000 in securities, including $2,770,000 in 8% Senior Subordinated Convertible Debentures (the "Debentures") and $1,260,000 from the sale of 210,000 shares of common stock. The funds raised in this placement were used to complete the acquisition of ATI.

B.   Audited Financial Statements

ATI reports operations on a calendar year basis. The attached audited financial statements include the balance sheets of ATI as of April 30, 1998 and December 31, 1997 and 1996, and the related statements of income, retained earnings and cash flows for the four months and years then ended, respectively. ATI sold substantially all of its assets effective as of May 1, 1998.


C. Proforma Balance Sheet - The audited balance sheet of ATI as of April 30, 1998 is shown below. Purchase adjustments have been made to these starting balances.

                                                                   Audited                            Proforma
                                                                   Balance          Purchase          Balance
                                                                    Sheet          Adjustments         Sheet
                                                          ----------------------------------------------------------
         Current assets                                         $  985,578        $     (200)      $  985,378

         Fixed assets, net                                         399,849           (14,600)         385,249

         Goodwill                                                        -         3,504,700        3,504,700

         Other intangible assets                                    27,419                 -           27,419

         Deposits and other assets                                  22,678             4,106           26,784
                                                          ----------------------------------------------------------

                                                                 1,435,524         3,494,006        4,929,530
                                                          ==========================================================

         Current liabilities                 Note 1              1,171,142          (472,663)         698,479

         Long-term debt                                                  -                 -                -

         Shareholders' equity                                      264,382         3,966,669        4,231,051
                                                          ----------------------------------------------------------

                                                                $1,435,524        $3,494,006       $4,929,530
                                                          ==========================================================

      Note 1:        Adjusted for the payoff of assumed debt at purchase

D.  Proforma Consolidated Balance Sheet:

The schedule below combines ATI's balance sheet as of April 30, 1998 with OpSec's balance sheet as of March 31, 1998. The adjusting entries reflect the allocation of the purchase price and goodwill recognized on the purchase. In addition, equity and debt securities issued to facilitate the purchase have also been reflected as adjustments.

                                                  OpSec             ATI            Adjusting         Proforma
                                                 3/31/98          4/30/98           Entries      Consolidated
                                        ----------------------------------------------------------------------------
         Current assets                       $ 4,758,079       $  985,578        $1,127,906      $ 6,871,563

         Fixed assets, net                      2,392,676          399,849           (14,600)       2,777,925

         Goodwill                               1,077,989                -         3,504,700        4,582,689

         Other intangible assets                  758,212           27,419                            785,631

         Deposits/other assets                  4,497,676           22,678             4,106        4,524,460
                                        ----------------------------------------------------------------------------

                                               13,484,632        1,435,524         4,622,112       19,542,268
                                        ============================================================================

         Current liabilities                    3,021,276        1,171,142        (1,022,663)       3,169,755   a

         Long-term debt                         1,004,044                -         2,770,000        3,774,044   b

         Shareholders' equity                   9,459,312          264,382         2,874,775       12,598,469   c
                                        ----------------------------------------------------------------------------

                                              $13,484,632       $1,435,524        $4,622,112      $19,542,268
                                        ============================================================================

                               a.       Includes paydown of assumed ATI debt and $550,000 paydown
                                        of OpSec' line of credit from private placement proceeds.
                               b.       $2,770,000 in new 8% Debentures issued by OpSec.
                               c.       Includes net proceeds from the private placement and shares issued to purchase ATI.

E.  Proforma Income Statement - ATI "Stand-Alone" Statement

The audited income statement of ATI for the year ended December 31, 1997 is
shown below.   For purposes of combining like-periods with OpSec's fiscal year ending March 31, 1998, the stand-alone statement for ATI is adjusted below:


                                                                   Less:             Plus:           Proforma
                                                  FYE           Qtr Ended         Qtr Ended           FYE
                                                12/31/97          3/31/97           3/31/98          3/31/98
                                        ----------------------------------------------------------------------
         Revenue                               $4,143,891         $782,618        $1,056,873       $4,418,146

         Gross profit                           1,509,606          284,588           421,448        1,646,466

         Operating expenses                     1,163,982          250,346           283,668        1,197,304
                                        ----------------------------------------------------------------------

         Net operating income                     345,624           34,242           137,780          449,162

         Other income (expense)
         - Interest expense, net                  (68,654)         (17,325)          (10,089)         (61,418)
         - Other income                               579                                                 579
                                        ----------------------------------------------------------------------

         Net income                            $  277,549         $ 16,917        $  127,691       $  388,323
                                        =====================================================

         Purchase Adjustments:
             Goodwill amortization (20 year life on $3.5 million)                                    (175,235)
             Interest on existing debt (paid off at closing)                                           61,418
             Interest on debentures ($2,770,000 @ 8%)                                                (221,600)
                                                                                             -----------------

         Net income (adjusted)                                                                     $   52,906
                                                                                             =================

F.  Proforma Consolidated Income Statement for FYE 3/31/98:

The ATI proforma statement of income from section E, above, is combined with OpSec's statement of income for its fiscal year ending March 31, 1998. Proforma net income reflects: a) goodwill amortization and interest incurred on newly issued debentures, and b) earnings per share reflects shares issued in the private placement as well as shares issued in the acquisition of ATI.


                                                                  OpSec              ATI          Consolidated
                                                          ----------------------------------------------------
         Revenue                                                $9,798,713        $4,418,146      $14,216,859

         Gross profit                                            4,068,059         1,646,466        5,714,525

         Operating expenses                                      3,007,134         1,197,304        4,204,438
                                                          ----------------------------------------------------

         Net operating income                                    1,060,925           449,162        1,510,087

         Other income (expense)
         - Interest expense, net                                      (143)          (61,418)         (61,561)
         - Other income                                            (46,402)              579          (45,823)
         - Income tax benefit                                       18,517                             18,517
                                                          ----------------------------------------------------

         Net income from
            continuing operations                                1,032,897           388,323        1,421,220
         Dividends on preferred stock                              143,440                            143,440
                                                          ----------------------------------------------------
         Net income available to common:                        $  889,457        $  388,323      $ 1,277,780
                                                          ====================================================

         Purchase Adjustments:
             Goodwill amortization (20 year life on $3.5 million)                                    (175,235)
             Interest on existing debt (paid off at closing)                                           61,561
             Interest on debentures ($2,770,000 @ 8%)                                                (221,600)
                                                                                             -----------------

         Net income (adjusted)                                                                    $   942,506
                                                                                             =================

         Earnings per share (continuing operations):
              Basic:                                                 $0.18                              $0.17
                                                          =================                  =================
              Diluted:                                               $0.15                              $0.15
                                                          =================                  =================

         Weighted average shares outsanding:
              Basic:                                             5,056,039           510,000        5,566,039
                                                          ====================================================
              Diluted:                                           5,856,457           510,000        6,366,457
                                                          ====================================================

                         Note:  210,000 common shares issued in private placement, and
                         300,000 common shares issued to sellers' of ATI.
